UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Soliciting Material Pursuant to Section 240.14a-12

ISSUER DIRECT CORPORATION
(Name of Registrant as Specified in Its Charter)

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Issuer Direct Corporation

201 Shannon Oak Circle Suite 105

Cary NC 27511

July 1, 2010

To Our Stockholders:

You are cordially invited to join us at our 2010 Annual Meeting of Stockholders to be held at the corporate officers of Issuer Direct Corporation, 201 Shannon Oaks Circle, Suite 105 Cary NC 27511, on August 9, 2010 at 10:00 a.m., local time. For directions to attend the meeting and vote in person, please visit our proxy website at https://www.iproxydirect.com/ISDR.

The attached Notice of Annual Meeting and Proxy Statement describe the matters proposed by your Board of Directors to be considered and voted upon by our stockholders at the 2010 Annual Meeting.

This year, we are taking advantage of the Securities and Exchange Commission’s Notice and Access proxy rule, which allows companies to furnish proxy materials via the Internet as an alternative to the traditional approach of mailing a printed set to each stockholder. We believe this approach provides you, as our stockholders, the proxy materials you need while reducing printing and postage costs associated with delivery and reducing the environmental impact of our Annual Meeting. In accordance with these rules, we have sent a Notice of Internet Availability to our stockholders who have not previously elected to receive a printed set of proxy materials. The Notice contains instructions on how to access our Proxy Statement and Annual Report to Stockholders, as well as how to vote online, by telephone, or in person at the 2010 Annual Meeting.

Your vote is important. Whether you own relatively few or a large number of shares of our stock, it is important that your shares be represented and voted at the Annual Meeting. Please vote your shares online or by telephone or, if you requested and received a printed set of proxy materials by mail, by returning the accompanying proxy card. Further instructions on how to vote your shares can be found in our Proxy Statement.

Thank you for your support of our company.

Sincerely,

Brian R. Balbirnie Chairman and Chief Executive Officer

ISSUER DIRECT CORPORATION

201 Shannon Oaks Circle, Suite 105
Cary NC 27511
(919) 481-4000

——————————————

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 9, 2010

——————————————

To our Stockholders:

The 2010 Annual Meeting of Stockholders of Issuer Direct Corporation (the “Company”) will be held at the Company’s corporate offices at 201 Shannon Oaks Circle, Suite 105 Cary NC 27511 on August 9, 2010, beginning at 10:00 A.M., local time, for the following purposes:

1.	To approve the Issuer Direct Corporation 2010 Equity Incentive Plan;

2.	To elect three (3) Directors to serve until the next Annual Meeting or until their successors are duly elected and qualified; and

3.	Ratify the selection of Cherry, Bekaert & Holland L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

4.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

This year, instead of mailing a printed copy of our proxy materials (including our annual report) to each stockholder of record, we have decided to provide access to these materials via the Internet. This delivery method reduces the amount of paper necessary to produce these materials, as well as the costs associated with printing and mailing these materials to all stockholders. Accordingly, on July 2, 2010, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record as of July 1, 2010, and posted our proxy materials on our website as described in the Notice. As explained in greater detail in the Notice, all stockholders may access our proxy materials on our website or may request a printed set of our proxy materials. In addition, the Notice and website provide information on how to request to receive all future proxy materials in printed form or electronically.

Your vote is important. If you are unable to attend in person and wish to have your shares voted, please vote as soon as possible, whether online, by telephone, or by returning a proxy card sent to you in response to your request for printed proxy materials.

By Order of the Board of Directors,

Brian R. Balbirnie
Chairman and Chief Executive Officer

Cary North Carolina
July 1, 2010

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE OR VOTE OVER THE INTERNET FOLLOWING THE INSTRUCTIONS ON THE PROXY AS SOON AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD OR VOTE OVER THE INTERNET MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

You are receiving these proxy materials because you owned shares of common stock of our company, Issuer Direct Corporation (the “Company”), at the close of business on July 1, 2010, and, therefore, are eligible to vote at the Company’s 2010 annual meeting of stockholders (the “2010 Annual Meeting”). Our board of directors (the “Board”) is soliciting your proxy to vote at the 2010 Annual Meeting.

Why did I receive the one-page Notice of Internet Availability of Proxy Materials?

Since we are providing proxy materials to you primarily via the Internet, instead of mailing printed copies to each owner of our common stock, you received a one-page Notice of Internet Availability of Proxy. The Notice of Internet Availability of Proxy Materials was mailed to stockholders beginning July 2, 2010 and it directs you to a website where you can view our proxy materials, including the proxy statement and our annual report. If you would like to obtain a paper copy of the proxy materials, including our annual report, please follow the instructions on the Notice of Internet Availability of Proxy Materials.

On what matters will I be voting?

At the 2010 Annual Meeting, our stockholders will be asked (1) to approve the Issuer Direct Corporation 2010 Equity Incentive Plan, and (2) to elect each of our directors to serve a one-year term, and (3) to ratify the appointment of Cherry, Bekaert & Holland, L.L.P., an independent registered public accounting firm, as our independent auditor for the fiscal year ending December 31, 2010.

The Board does not know of any matters to be presented at our 2010 Annual Meeting other than those described in this proxy statement. However, if any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

Where and when will the meeting be held?

The 2010 Annual Meeting will be held at the 201 Shannon Oaks Circle, Suite 105 Cary NC 27511, on August 9, 2010 at 10:00 a.m., local time.

How can I obtain directions to the meeting?

For directions to the location of our 2010 Annual Meeting, please visit our proxy website at https://www.iproxydirect.com/ISDR.

Who is soliciting my proxy?

Our Board is soliciting your proxy to vote at our 2010 Annual Meeting. By completing and returning a proxy card, you are authorizing the proxy holder to vote your shares at our annual meeting as you have instructed.

How many votes may I cast?

Each holder of common stock is entitled to one vote, in person or by proxy, for each share of our common stock held of record on the record date.

How many votes can be cast by all stockholders?

Our common stock is the only class of security entitled to vote at our 2010 Annual Meeting. As of the record date, we had 17,535,312 shares of common stock outstanding, each of which is entitled to one vote.

How many shares must be present to hold the meeting?

Our bylaws provide that a majority (50.1%) of the total number of shares of common stock outstanding constitutes a quorum and must be present to conduct a meeting of our stockholders.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Direct Transfer LLC., you are considered, with respect to those shares, the “stockholder of record.” The Notice of Internet Availability of Proxy Materials has been directly sent to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The Notice of Internet Availability of Proxy Materials has been forwarded to you by your broker, bank, or company appointed designee. As the beneficial owner, you have the right to direct your broker, bank, or company appointed designee on how to vote your shares by following their instructions which are included with this proxy, if applicable.

Can my shares be voted if I do not return the proxy card and do not attend the meeting in person?

If you hold shares in street name and you do not provide voting instructions to your broker, bank, or nominee, your shares will not be voted on any proposal for which your broker does not have discretionary authority to vote (a “broker non-vote”). Brokers generally have discretionary authority to vote shares held in street name on “routine” matters but not on “non-routine” matters. Proposals to ratify the appointment of the independent auditor are generally considered “routine” matters. Proposals to elect directors and to approve an employee stock purchase plan are “non-routine” matters.

If you do not vote the shares held in your name, your shares will not be voted. However, the Company may vote your shares if you have returned a blank or incomplete proxy card (see “What happens if I return a proxy card without instructions?” below regarding record holders).

What vote is required to approve each item?

Election of Directors. Our bylaws provide that directors are elected by a plurality of the votes cast by holders of our common stock present in person or represented by proxy and entitled to vote at the annual meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. You may vote “for” all director nominees or withhold your vote for any one or more of the director nominees. Only votes “for” are counted in determining whether a plurality has been cast in favor of a director. Abstentions, withheld votes, and broker non-votes will have no effect on the plurality vote for the election of directors.

All Other Matters. All other matters coming before the annual meeting will be decided by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting, except as otherwise provided by statute, our articles of incorporation, or our bylaws. This default standard (the affirmative vote of a majority of shares present and entitled to vote at the meeting) applies to the proposal to approve the Issuer Direct Corporation  2010 Equity Incentive Plan and the proposal to ratify the appointment of Cherry, Bekaert & Holland, L.L.P., an independent registered public accounting firm, as our independent auditor for the fiscal year ending December 31, 2010.

With respect to any matter that is properly brought before the meeting, the election inspectors will treat abstentions as unvoted.

How do I vote?

You may vote using any of the following methods:

In person at the annual meeting:

You may vote in person at the annual meeting, either by attending the meeting yourself or authorizing a representative to attend the meeting on your behalf. You may also execute a proper proxy designating that person. If you are a street holder of shares, you must obtain a proxy from your broker, bank, or nominee naming you as the proxy holder and present it to the inspectors of election with your ballot when you vote at the annual meeting.

Other ways to vote:

You may also vote your shares by internet, fax or return mail by following the instructions on the Notice of Internet Availability of Proxy Materials, or by requesintg a full set of printed materials art no charge including a proxy card.

Once I deliver my proxy, can I revoke or change my vote?

Yes. You may revoke or change your proxy at any time before it is voted by giving a written revocation notice to our corporate secretary, by delivering timely a proxy with a later date, or by voting in person at the meeting.

Who pays for soliciting proxies?

We are paying for all costs of soliciting proxies. Our directors, officers, and employees may request the return of proxies by mail, telephone, Internet, telefax, telegram, or personal interview. We are also requesting that banks, brokerage houses, and other nominees or fiduciaries forward the soliciting material to their principals and that they obtain authorization for the execution of proxies. We will reimburse them for their expenses.

Could other matters be considered and voted upon at the meeting?

Our Board does not expect to bring any other matter before the annual meeting and is not aware of any other matter that may be considered at the meeting. In addition, pursuant to our bylaws, the time has elapsed for any stockholder to properly bring a matter before the meeting. However, if any other matter does properly come before the meeting, the proxy holders will vote the proxies as the Board may recommend.

What happens if the meeting is postponed or adjourned?

Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy at any time until it is voted.

How Can I Contact Issuer Direct to Request Materials or Information Referred to in these Questions and Answers?

By mail addressed to: Issuer Direct Corporation, 201 Shannon Oaks Circle, Suite 105, Cary NC 27511. Attn: Chairman of the Board. By Phone, call 919.481.4000 or 888.752.VOTE, by fax, 212.521.3464 or by email, proxy@iproxydirect.com

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one set of materials to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of these materials  and future stockholder communication documents to any stockholder at a shared address to which a single copy of these materials  were delivered, or deliver a single copy of these materials  and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.  Stockholders may also address future requests regarding delivery of proxy materials and/or annual reports by contacting us at the address noted above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

 The following table describes, as of June 30, 2010, the beneficial ownership of our common stock by each person known to us to be the beneficial owner of five percent or more of our outstanding common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)

James G. Michael	2,764,677	15.8%
Adam Segel	1,092,000	6.2%

SECURITY OWNERSHIP OF MANAGEMENT, DIRECTORS AND DIRECTOR NOMINEES

The following table sets forth information regarding the number of shares of our common stock beneficially owned as of June 30, 2010, by (i) each person known to us to be the beneficial owner of more than 5% of our common stock; (ii) each director; (iii) each executive officer; and (iv) all of our directors and executive officers as a group. Unless otherwise indicated in the footnotes following the table, the persons as to whom the information is given had sole voting and investment power over the shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each person shown is c/o Issuer Direct Corporation, 201 Shannon Oaks Circle, Suite 105, Cary, NC 27511.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days after the date indicated in the table are deemed beneficially owned by the optionees. Subject to any applicable community property laws, the persons or entities named in the table below have sole voting and investment power with respect to all shares indicated as beneficially owned by them.

Name and address of Beneficial Owner,	Number of Shares	Percent of Class
Directors and Named Executive Officers

Brian R. Balbirnie (Chairman and CEO)	5,996,000	34.2%
Wesley Pollard (Director, Secretary and Chief Financial Officer)	250,000	1.4%
Lori A. Jones (Director)	332,000	1.9%
Edward Gistaro (Director) 1	365,624	2.1%
Chauncey Schmidt (Director) 1	351,819	2.0%
All Directors and Executive Officers as a group (5 persons)	7,295,443	41.6%
__________________
1 Both Edward Gistaro and Chauncey Schmidt served the company until successors were elected on June 4, 2010

PROPOSAL 1 – TO APPROVE THE ISSUER DIRECT CORPORATION 2010 EQUITY INCENTIVE PLAN

The Company’s stockholders are being asked to approve the 2010 Equity Incentive Plan (the “2010” Plan).  Under the terms of the 2010 Plan, 1,500,000 shares of the Company’s common stock will be authorized for the issuance of stock options and restricted stock.  The 2010 Plan will also provide for an annual increase in the number of authorized shares of common stock issuable beginning in fiscal 2011 equal to the lesser of (a) 2% of shares outstanding on the last day of the immediate preceding fiscal year, (b) 500,000 shares, or (c) such lesser number of shares as the Board of Directors shall determine, provided, however, in no event shall the maximum number of shares that may be issued under the 2010 Plan pursuant to stock awards be greater than 15% of the aggregate shares outstanding on the last day of the immediately preceding fiscal year.  The proposed authorized shares are intended to assure that a sufficient reserve of common stock is available under the 2010 Plan to attract and retain the services of key individuals, including through acquisitions, essential to the Company’s long term growth and success.

The following is a summary of the principal features, together with the applicable tax and accounting implications for the Company and the participants.  However, the summary does not purport to be a complete description of all of the provisions of the 2010 Plan, a copy of which is attached to this proxy as Exhibit A.  Additionally, any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company’s Chief Financial Officer at the Company’s principal offices in Cary, North Carolina.

Equity Incentive Programs

The 2010 Plan contains two types of equity incentive awards:  (i) stock options and (ii) restricted shares.  The principal features of each of these are described below.  The 2010 Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive.  The Board of Directors may in its sole discretion grant restricted shares and options to purchase shares of Common Stock and issue shares upon exercise of such options as provided in the 2010 Plan.  The Board shall have authority, subject to the express provisions of the 2010 Plan, to construe the respective option and restricted share agreements and the 2010 Plan, to prescribe, amend and rescind rules and regulations relating to the 2010 Plan, to determine the terms and provisions of the respective option and restricted share agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the 2010 Plan.  The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the 2010 Plan or in any option or restricted share agreement in the manner and to the extent it shall deem expedient to carry the 2010 Plan into effect and it shall be the sole and final judge of such expediency.  No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the 2010 Plan made in good faith.  The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3")), delegate any or all of its powers under the 2010 Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the 2010 Plan shall mean and relate to such Committee with respect to the powers so delegated.  Any director to whom an option or stock grant is awarded shall be ineligible to vote upon his or her option or stock grant, but such option or stock grant may be awarded any such director by a vote of the remainder of the directors.

Stock Subject to the 2010 Plan

The stock subject to options granted under the 2010 Plan or grants of restricted shares shall be shares of authorized but unissued or reacquired Common Stock.  The maximum number of shares of common stock of the Company which may be issued and sold under the Plan is 1,500,000 shares, plus an annual increase on the first day of each of the Company’s fiscal years beginning in fiscal 2011 equal to the lesser of (a) 2% of the shares outstanding on the last day of the immediately preceding fiscal year, (b) 500,000 Shares, or (c) such lesser number of shares as the Board of Directors shall determine; provided, however, in no event shall the maximum number of Shares that may be issued under this Plan pursuant to stock awards shall not exceed 15% of the aggregate Shares outstanding on the last day of the immediately preceding fiscal year.

If any restricted shares shall be reacquired by the Company, forfeited or an option granted under the Plan shall expire, terminate or is canceled for any reason without having been exercised in full, the forfeited restricted shares or unpurchased shares subject to such option shall again be available for subsequent option or restricted share grants under the Plan.

The maximum number of shares with respect to which options may be granted to any one person during any fiscal year of the Corporation may not exceed 750,000 Shares.

Changes in Capitalization

If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of common stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of common stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the 2010 Plan, (y) the number and kind of Restricted Shares granted and shares or other securities subject to any then outstanding options under the 2010 Plan, and (z) the exercise price for each share subject to any then outstanding options under the 2010 Plan, without changing the aggregate purchase price as to which such options remain exercisable.  Notwithstanding the foregoing, no adjustment shall be made if such adjustment (i) would cause the Plan to fail to comply with Section 422 of the Internal Revenue Code or with Rule 16b-3 or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

If the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, any then outstanding restricted shares or option granted pursuant to the 2010 Plan shall pertain to and apply to the securities to which a holder of the number of shares of common stock subject to such restricted shares or options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such options may be exercised so that the aggregate purchase price as to which such options may be exercised shall be the same as the aggregate purchase price as to which such options may be exercised for the shares remaining subject to the options immediately prior to such reorganization, merger, or consolidation.

Eligibility

Employees, non-employee Board members, and independent consultants and advisors to the Company will be eligible to participate in the stock option and restricted stock programs.

Grants

The Board of Directors has complete discretion to determine which eligible individuals are to receive option grants or restricted stock issuances, the time or times when such grants or issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding.  All expenses incurred in administering the 2010 Plan will be paid by the Company.

Price and Exercisability of Stock Options

The exercise price per share for options granted under the 2010 Plan may not be less than eighty-five percent (85%) of the fair market value per share of common stock on the option grant date.  No option granted will have a term in excess of ten (10) years, and each option will generally become exercisable in one or more installments over the optionee’s period of service with the Company.

The exercise price may be paid in cash or in shares of the common stock. Outstanding options may also be exercised through a same-day sale program pursuant to which a designated brokerage firm is to effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares

Upon the optionee’s cessation of employment or service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. However, at any time while the options remain outstanding, the Board of Directors will have complete discretion to extend the period following the optionee’s cessation of employment or service during which his or her outstanding options may be exercised. The Board of Directors will also have complete discretion to accelerate the exercisability or vesting of those options in whole or in part at any time.

Restricted Shares

The Board of Directors may from time to time in its discretion award restricted shares to persons having a business relationship with the Company and may determine the number of restricted shares awarded and the terms and conditions of, and the amount of payment, if any, to be made by such persons.

At the time an award of restricted shares is made, the Board of Directors shall establish a period of time (the “Restricted Period”) applicable to such award which shall not be more than ten years.  Each award of Restricted Shares may have a different Restricted Period.  In lieu of establishing a Restricted Period, the Board of Directors may establish restrictions based only on the achievement of specified performance measures or a time release schedule.  At the time an award is made, the Board of Directors may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Shares.

Acceleration

In the event that the Company is acquired by merger or asset sale, each outstanding option or share of restricted stock under the 2010 Plan which is not to be assumed by the successor corporation will automatically accelerate and vest in full.  The Board of Directors also has the authority to grant options and shares of restricted stock which will immediately vest upon an acquisition of the Company, whether or not those options are assumed by the successor corporation.   The acceleration of vesting upon a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Special Tax Election

The Board of Directors may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Board of Directors may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

Amendment and Termination

The Board of Directors may amend or modify the 2010 Plan in any or all respects whatsoever, subject to any stockholder approval required under applicable law or regulation.  The Board of Directors may terminate the 2010 Plan at any time, and the 2010 Plan will in all events terminate on it’s tenth anniversary.

Federal Income Tax Consequences

Options granted under the 2010 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements.  The Federal income tax treatment for the two types of options differs as follows:

Incentive Options.  No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised.  The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition.  For Federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying.  A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date.  If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee.  Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares.  If the optionee makes a qualifying disposition, the Company will not be entitled to any income tax deduction.

Non-Statutory Options.  No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

Restricted Shares.  If the shares issued are unvested, the grantee will have to report as ordinary income the fair market value of the shares on the date the restrictions lapse.  The grantee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income the fair value of the shares on the date of grant. If the Section 83(b) election is made, the grantee will not recognize any additional income as and when the restrictions lapse.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the grantee with respect to non-statutory stock option and restricted stock awards.  The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the grantee.

Deductibility of Executive Compensation

The Company anticipates that any compensation deemed paid in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options granted with exercise prices equal to the fair market value of the shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid under the 2010 Plan will remain deductible by the Company without limitation under Code Section 162(m).

Accounting Treatment

The Company will recognize compensation expense in its financial statements for all share-based awards based on the fair value on the date of grant. Compensation expense is then recognized over the awards’ respective vesting periods.

Stockholder Approval

The affirmative vote of a majority of the outstanding votes of the Company present or to be represented and entitled to vote at the 2010 Annual Meeting is required for approval of the 2010 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUER DIRECT CORPORATION
2010 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 2 – TO ELECT THREE (3) DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED

Nominees

Three Directors have been nominated for election to the Board of Directors at the Annual Meeting to be held on August 9, 2010. Only our Chairman and Chief Executive Officer is standing for re-election, the incoming director elects are also listed below. The term of office for each person elected as a Director will continue until the next Annual Meeting or until a successor has been elected and qualified.

The names of the nominees and certain information about them as of June 11, 2010 are set forth below:

Nominee	Age	Position with Issuer Direct	Director Since

Brian R. Balbirnie	38	Director, Chairman and Chief Executive Officer	2007
Wesley Pollard	39	Director, Secretary and Chief Financial Officer	20101
Lori Jones	52	Director	20101
__________________
 Elected to replace Edward Gistaro and Chauncey Schmidt on June 4, 2010 .

Brian R. Balbirnie – Chairman, Chief Executive Officer

Brian R. Balbirnie is the Chairman and Chief Executive Officer for Issuer Direct Corporation, and one of the initial co-founders of the Company. Prior to starting the Company, Mr. Balbirnie was the managing partner of a compliance and consulting practice – focused on the Sarbanes Oxley Act. Mr. Balbirnie also served as the Chief Financial Officer and Chief Operating Officer for Mobile Reach International, a public entity located in North Carolina; responsible for the day to day operations, including all facets of SEC reporting. Mr. Balbirnie spent several years consulting with companies, assisting in public strategies, Merger Acquisitions and financial reporting. In the early nineties, Mr. Balbirnie founded the first wireless data compression solutions exclusively sold through the Bell South and AT&T channel network – winning “best wireless company” – by Ziff Davis. Mr. Balbirnie attended St. Petersburg College majoring in Business Administration and Marketing.

Wesley Pollard – Director, Secretary, and Chief Financial Officer

Mr. Pollard is the Chief Financial Officer of the Company.  Prior to joining the Company, Mr. Pollard was employed by Digital Lifestyle Outfitters (“DLO”) from July 2006 through May 2009. DLO was acquired by Philips Electronics in mid 2007; Mr. Pollard served as Vice President of Finance prior to the acquisition, and Head of Finance following the acquisition.  Prior to DLO, Mr. Pollard served as International Controller for Tekelec, Inc. from June 2005 to June 2006 and Director of Finance for BioStratum, Inc from June 2001 through June 2005.  Mr. Pollard also assisted Home Director from June 2000 to June 2001 as the Corporate Controller.  From December 1999 to June 2009, Mr. Pollard served as the Director of SEC and Financial reporting for BuildNet, Inc. Mr. Pollard also spent five years at PricewaterhouseCoopers, LLP. Mr. Pollard is a Certified Public Accountant and holds his Master of Accounting from the University of North Carolina.

Lori Jones – Director

Lori Jones, C.P.A,, founded JJM Consulting, a boutique financial consulting firm that provides clients with practical and immediate leadership in accounting and finance disciplines as well as in strategic initiatives, in April 2008.   As principal, she provides consulting services to various entities, including serving as Chief Financial Officer of Issuer Direct Corporation from June 2008 through December 2009, and from September 2009 until December 2009, she served as Chief Financial Officer of MDI, Inc.  Ms. Jones served as Chief Executive Officer and acting Chief Financial Officer of Analytical Surveys, Inc. (“ASI”) a publicly held energy and geo-spatial mapping company until March 23, 2008, at which time Axion International Holdings, Inc. (“Axion”) acquired a controlling interest in ASI.  Since that time, Ms. Jones has serve on the Board of Directors of Axion (OTCBB: AXIH), and as Chairman of the Audit Committee since May 2009.  She served as the ASI’s Chief Financial Officer from January 2003 until December 2004, when she assumed the position of CEO.  Ms. Jones served as Chief Financial Officer of MDI, Inc. in February and March 2008 and from September to December 2009.  From March 2001 to January 2003, Ms. Jones was a partner with Tatum CFO Partners LLP, a financial consulting company, where she provided senior financial advice to both small and medium-size firms.  Prior to Tatum CFO Partners LLP, Ms. Jones served as chief financial officer of Billserv, Inc.  Ms. Jones holds an M.B.A. from the University of Texas at San Antonio.

 Fiscal 2010 Director Compensation

The Company does not currently compensate independent members of the Board of Director.  The Company will continue to review compensation, including the possibility of granting stock options to Board Members if the 2010 Equity Incentive Plan is approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THREE (3) DIRECTORS, UNTILL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

PROPOSAL 3 – TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors appointed Cherry, Bekaert & Holland L.L.P. on June 4, 2010 (“CBH”), to serve as our independent auditors for fiscal 2010.

The following table presents fees paid to our former auditors, GBH CPA’s PC. (“GBH”), for the audit of our annual financial statements for the fiscal years ended December 31, 2009 and 2008:

	Year Ended December 31,
	2009	2008
Audit fees	$30,000	$15,000
Other fees	1,750	—
Total fees	$31,750	$15,000

Audit fees payable to CBH for the current year are expected to be $27,500.  The Company also anticipates paying CBH an additional $5,000 for the review of internal controls and $2,500 for the review of the GBH’s workpapers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF
CHERRY, BEKAERT & HOLLAND L.L.P. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

CORPORATE GOVERNANCE

A strong culture of corporate governance and ethical decision-making is fundamental to the way we do business. These corporate governance guidelines support the Board of Directors’ role in carrying out its duties.

ROLE OF THE BOARD OF DIRECTORS

The Board of Directors, which is elected by the stockholders, is the ultimate decision-making body of the company, except with respect to those matters reserved to the stockholders. The Board selects the Chief Executive Officer and the other Executive Officers who are responsible and accountable for the company’s daily business operations.

Monitoring Operations

The Chief Executive Officer is accountable to the Board of Directors for the operation of the company. At and between Board meetings, the Company’s officers make such presentations and reports and provide such information to the Board as necessary to keep the Board fully informed of significant activities and matters relating to the operation of the company. The Company’s officers will also have regular contact and interact with the Board and individual Board members.

Strategy Development

Long-term strategic issues and objectives are discussed at regular Board meetings and, periodically, Board meetings are devoted exclusively to strategy issues and objectives. The frequency of strategy meetings varies with changes in the business environment and the organization.

Financial Performance

The Board reviews the business plan in advance of the start of a new fiscal year. Financial performance (actual and in comparison to plan) is reviewed at regular Board meetings. The Board believes it is important to establish and evaluate long-term objectives and not to overemphasize short-term performance.

Regulatory Oversight

The Board expects adherence to regulatory and legal mandates and the conduct of daily operations in a manner consistent with this expectation. The Chief Executive Officer communicates guidance provided by outside counsel, with regard to material legal and regulatory matters at regular meetings of the Board.

Committees

Currently, the Board does not have an audit committee or any other committee.  The functions that would be performed by an audit committee are performed by the entire Board of Directors.

CEO Evaluation

The Board evaluates the Chief Executives Officers performance annually according to corporate goals and objectives. Such evaluation includes objective criteria, such as performance of the business, accomplishment of long-term strategic objectives, and development of management.

Annual Performance Evaluation

The Board conducts an annual self-evaluation to determine whether the Board are functioning effectively. The assessment will focus on the Board’s contribution to the company and specifically on areas in which the Board or management believe that the Board could improve.

DIRECTOR RESPONSIBILITIES

Exercise Business Judgment

The basic responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the company and its stockholders. In discharging that obligation, directors should be entitled to rely on the honesty and integrity of senior executives and its outside advisors and auditors. The directors shall also be entitled to have the company purchase reasonable directors’ and officers’ liability insurance on their behalf, to the benefits of indemnification to the fullest extent permitted by law and the company’s by-laws and any indemnification agreements, and to exculpation as provided by state law and the company’s certificate of incorporation.

Attendance at Board Meetings and the Annual Meeting of Stockholders

Directors are expected to attend the Annual Meeting of the Stockholders, Board meetings and meetings of committees on which they serve, to spend the time needed and to meet as frequently as necessary to properly discharge their responsibilities. The Board recognizes that occasional meetings may need to be scheduled on short notice when the participation of a director is not possible and that conflicts may arise that may prevent a director from attending a regularly scheduled meeting. The Board expects, however, that each director will make every possible effort to keep absences to a minimum. Although participation by conference telephone or other communications equipment is allowed, personal attendance is encouraged. Information and data that are important to the Board’s understanding of the business to be conducted at a Board or committee meeting should generally be distributed to the directors before the meeting, and directors should review these materials in advance of the meeting.

Chairman

The Board shall select a Chairman from among its members. The Chairman and Chief Executive Officer may or may not be the same person, depending on several factors as determined by the Board, including the succession planning process.

Agendas for Board Meetings

The Corporate Secretary  will prepare the agenda for each Board meeting and will submit the agenda to the Chief Executive Officer  for approval and coordinate the agenda with the Presiding Director. Each Board member may suggest the inclusion of items for the agenda. Each Board member is free to raise at any Board meeting subjects that are not on the agenda for that meeting.

Access to Independent Counsel

The Board has the right to seek the advice of independent legal, financial or other consultants as it may deem necessary, at company expense, without consulting or obtaining the approval of any company officer in advance.

Access to Officers and Employees

Directors have full and free access to the company’s officers and employees. Any meetings or contacts that a director wishes to initiate may be arranged through the Chief Executives Officer, the Corporate Secretary, or directly by the director. The directors will use their judgment to ensure that any such contact is not disruptive to the company’s business operations and will, to the appropriate extent, copy the Chief Executives Officer  on any written communications between a director and officer or employee.

Outside Communications

The Board believes that management speaks on behalf of the company. Individual Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the company, provided such communications are made with the prior knowledge and approval of management, absent unusual circumstances or as contemplated by committee charters. If comments from the Board are appropriate, they should, in most circumstances, come from the Chairman.

DIRECTOR QUALIFICATIONS

Independent Directors

The Board will make every attempt to have a majority of its directors who meet the criteria for independence in accordance with the rules of the state of Delaware and applicable exchange the company is traded on.

Composition

The Board should be composed of directors who have a diverse background and who have the experience necessary to serve effectively on the Board and its committees, which may include financial, business, academic, public sector and other expertise as determined by the Board. Stockholder recommendations must be accompanied by detailed information about the proposed nominee and that person’s written consent to have his or her name put in nomination and agreement to serve if elected.

Discharge of Duties

A director must be willing and able to devote the time necessary to discharge his or her duties as a director. A director must also demonstrate a willingness to evaluate the interests of the company as a whole when discharging his or her duties.

Tenure

The Board has not set a term limit on the length of time a director may serve. A director’s service on the Board shall terminate on the date of the annual meeting of stockholders following his or her seventy-second birthday. The Board encourages fresh ideas and viewpoints and values the contribution of directors who have been able to develop, over a period of time, increasing insight into the company and its operations. The Board will review each director’s continuation on the Board at least every three years.

DIRECTOR COMPENSATION

The Board determines the amount and form of director compensation. In general, the company believes that:

•     Directors should have a financial stake in the company in the form of equity participation, and

•     Director compensation should be generally competitive with that paid to directors of comparable corporations in the United States.

CORPORATE GOVERNANCE PROCESSES

Corporate Secretary

The Corporate Secretary shall be the officer responsible for ensuring the distribution of ongoing compliance with the corporate governance guidelines within the company. The Corporate Secretary may communicate with the Board  or any individual director at any time regarding matters pertaining to corporate governance.

Communications

Stockholders wishing to communicate with an individual Board member or to the entire Board may do so by writing to the Corporate Secretary who will forward all such communications to such Board members within 48 hours of receipt of such communication.

EXECUTIVE OFFICERS

At December 31, 2009, the names, ages, positions and terms of office of all of the Company’s directors and executive officers and all persons nominated or chosen to become such were:

Name	Age	Position
Brian R. Balbirnie	38	Chairman of the Board, Chief Executive Officer
Wesley Pollard	39	Director, Secretary, and Chief Financial Officer

Brian R. Balbirnie – Chairman, Chief Executive Officer

Brian R. Balbirnie is the Chairman and Chief Executive Officer for Issuer Direct Corporation, and one of the initial co-founders of the Company. Prior to starting the Company, Mr. Balbirnie was the managing partner of a compliance and consulting practice – focused on the Sarbanes Oxley Act. Mr. Balbirnie also served as the Chief Financial Officer and Chief Operating Officer for Mobile Reach International, a public entity located in North Carolina; responsible for the day to day operations, including all facets of SEC reporting. Mr. Balbirnie spent several years consulting with companies, assisting in public strategies, Merger Acquisitions and financial reporting. In the early nineties, Mr. Balbirnie founded the first wireless data compression solutions exclusively sold through the Bell South and AT&T channel network – winning “best wireless company” – by Ziff Davis. Mr. Balbirnie attended St. Petersburg College majoring in Business Administration and Marketing.

Wesley Pollard – Director, Secretary, and Chief Financial Officer

Prior to joining the Company, Mr. Pollard was employed by Digital Lifestyle Outfitters (“DLO”) from July 2006 through May 2009. DLO was acquired by Philips Electronics in mid 2007; Mr. Pollard served as Vice President of Finance prior to the acquisition, and Head of Finance following the acquisition.  Prior to DLO, Mr. Pollard served as International Controller for Tekelec, Inc. from June 2005 to June 2006 and Director of Finance for BioStratum, Inc from June 2001 through June 2005.  Mr. Pollard also assisted Home Director from June 2000 to June 2001 as the Corporate Controller.  From December 1999 to June 2009, Mr. Pollard served as the Director of SEC and Financial reporting for BuildNet, Inc. Mr. Pollard also spent five years at PricewaterhouseCoopers, LLP. Mr. Pollard is a Certified Public Accountant and holds his Master of Accounting from the University of North Carolina.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation paid for all services rendered to us in all capacities during fiscal years 2006, 2007, 2008 and 2009 by our principal executive officer, principal financial officer and our two other former executive officers (collectively, the “Named Executive Officers”).

Summary Compensation Table

						Long-Term Compensation
		Annual Compensation				Awards		Payouts
Name and Principal Position	Year (Dec 31st)	Salary		Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options/SARs	LTIP Payouts	All Other Compensation ($)
Brian R. Balbirnie Chairman, Chief Executive Officer	2009	$99,500		—	—	—	—	—	—
	2008	$56,700		—	68,750	—	—	—	—
	2007	$27,000		—	—	—	—	—	—
	2006	$67,500	1	—	—	—	—	—	—

Wesley Pollard	2009	—		—	—	—	—	—	—
Chief Financial Officer

James M. Learish Former President	2008	$56,500		—	56,250	—	—	—	—
	2007	$15,000		—	—	—	—	—	—
	2006	$67,500	2	—	—	—	—	—	—

Lori Jones	2009	$39,100		—	—	—	—	—	—
Former Chief Financial Officer	2008	$18,000		—	29,000	—	—	—	—

__________________
1.   For the period ended December 31, 2006, the wages payable and accrued wages payable for the above named officer totaled $67,500. As of December 31, 2006, $27,500 was paid; the balance was converted into 3,750,000 shares of the company’s common stock.

2.   For the period ended December 31, 2006 the wages payable and accrued wages payable for the above named officer total $67,500, as of December 31, 2006 $23,500 was paid, the balance was converted into 3,300,000 shares of the company’s common stock.

Employment Agreements and Arrangements

The following is a summary of each of our named executive officer’s employment agreements.

Brian R. Balbirnie

Mr. Balbirnie receives an annual base salary of $91,000.  Mr. Balbirnie does not have an employment agreement with the company.

Wesley T. Pollard

In December 2009, the Company entered into a consulting agreement with Mr. Pollard to serve as our Chief Financial Officer.  Mr. Pollard’s compensation for his services was $2,700 per month through April 10, 2010, at which time Mr. Pollard became an employee of the Company at an annual base salary of $80,000.  In addition, Mr. Pollard can receive up to 450,000 shares of the Company’s common stock upon the accelerated filing the Company’s annual and quarterly reports during 2010.  Through June 30, 2010, Mr. Pollard has earned 250,000 of these shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than ten percent of our common stock, to file initial reports of ownership and changes in ownership with the SEC. Directors and officers and stockholders owning more than ten percent of our common stock are required by the SEC to furnish us with copies of all reports filed pursuant to Section 16(a).

Based on our review of Section 16(a) reports filed by or on behalf of our directors, officers, and stockholders owning greater than ten percent of our common stock, we believe that during fiscal 2009, all filing requirements applicable to our Officers and Directors were preformed in compliance with the requirements of Section 16(a)

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our directors or officers or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be approved by the stockholders as described in this proxy statement.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

On March 31, 2010, the Company entered into two Settlement and Release Agreements (the “Settlement Agreement”) with Edward Gistaro and Chauncey Schmidt, each of whom were members of the Company’s Board of Directors.  Pursuant to the terms and conditions of the Settlement Agreement, the Company issued 229,485 shares of the Company’s common stock, par value $0.001, at a conversion price of $0.13 per share of common stock in consideration of the complete satisfaction of unsecured notes issued by Company to each of Mr. Gistaro and Mr. Schmidt on November 16, 2007 in the original principal amount of $25,000 (the “Notes Payable”).  As of the date of the Settlement Agreement, the total amount due and payable, including all accrued but unpaid interest, equaled $29,833.

 Additionally, on March 31, 2010, the Company entered into a similar Settlement and Release Agreement with Brian R. Balbirnie, the Chief Executive Officer and a member of the Board of Directors of the Company. Pursuant to the terms and conditions of the Settlement Agreement, Mr. Balbirnie agreed to covert his note payable that has been in default since December 31, 2007, for twenty six shares of the Company’s Preferred Series A Shares, whereby the company converted $23,525.00 in principal and interest in the amount of $4,242.50 for a total of $27,779.50 for the Preferred Series A shares.

OTHER MATTERS

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

ADDITIONAL INFORMATION

A copy of our 2009 Annual Report is available to each stockholder in connection with this proxy statement. The 2009 Annual Report is not a part of the proxy solicitation materials.

We file reports and other information with the SEC. Copies of these documents may be obtained at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. Our SEC filings are also available on the SEC’s web site at http://www.sec.gov.

EXHIBIT A

ISSUER DIRECT CORPORATION

2010 EQUITY INCENTIVE PLAN

1.   Purpose.

The purpose of this plan (the "Plan") is to secure for Issuer Direct Corporation (the "Corporation") and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Corporation and its subsidiary corporations who are expected to contribute to the Corporation's future growth and success.  The Plan permits grants of options to purchase shares of Common Stock, $0.001 par value per share, of the Corporation (“Common Stock”) and awards of shares of Common Stock that are restricted as provided in Section 12 (“Restricted Shares”).  Those provisions of the Plan which make express reference to Section 422 of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"), shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2.   Type of Options and Administration.

(a)           Types of Options.  Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Corporation (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code.

(b)           Administration.  The Plan will be administered by the Board of Directors of the Corporation, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive.  The Board of Directors may in its sole discretion grant Restricted Shares and options to purchase shares of Common Stock and issue shares upon exercise of such options as provided in the Plan.  The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option and Restricted Share agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option and Restricted Share agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan.  The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option or Restricted Share agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency.  No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith.  The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3")), delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee with respect to the powers so delegated.  Any director to whom an option or stock grant is awarded shall be ineligible to vote upon his or her option or stock grant, but such option or stock grant may be awarded any such director by a vote of the remainder of the directors, except as limited below.

(c)           Applicability of Rule 16b-3.  Those provisions of the Plan which make express reference to Rule 16b-3 shall apply to the Corporation only at such time as the Corporation's Common Stock is registered under the Exchange Act, and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

(d)           Compliance with Section 162(m) of the Code.  Section 162(m) of the Code, added by the Omnibus Budget Reconciliation Act of 1993, generally limits the tax deductibility to publicly held companies of compensation in excess of $1,000,000 paid to certain “covered employees” (“Covered Employees”).  It is the Corporation’s intention to preserve the deductibility of such compensation to the extent it is reasonably practicable and to the extent it is consistent with the Corporation’s compensation objectives.  For purposes of this Plan, Covered Employees of the Corporation shall be those employees of the Corporation described in Section 162(m)(3) of the Code.

(e)           Special Provisions Applicable to Options Granted to Covered Employees.  In order for the full value of options granted to Covered Employees to be deductible by the Corporation for federal income tax purposes, the Corporation may intend for such options to be treated as “qualified performance based compensation” as described in Treas. Reg. §1.162-27(e) (or any successor regulation).  In such case, options granted to Covered Employees shall be subject to the following additional requirements:

(i)	such options and rights shall be granted only by a committee comprised solely of two or more “outside directors”, within the meaning of Treas. Reg. § 1.162.27(e)(3); and
(ii)	the exercise price of such options shall in no event be less than the Fair Market Value (as defined below) of the Common Stock as of the date of grant of such options.

(f)           Section 409A of the Code.  The Board of Directors may only grant those awards that either comply with the applicable requirements of Section 409A of the Code, or do not result in the deferral of compensation within the meaning of Section 409A of the Code.

3.           Eligibility.

(a)   General.  Options and Restricted Shares may be granted to persons who are, at the time of grant, in a Business Relationship (as defined below) with the Corporation; provided, that Incentive Stock Options may only be granted to individuals who are employees of the Corporation (within the meaning of Section 3401(c) of the Code).  A person who has been granted an option or Restricted Shares may, if he or she is otherwise eligible, be granted additional options or Restricted Shares if the Board of Directors shall so determine.  For purposes of the Plan, “Business Relationship” means that a person is serving the Corporation, its parent, if applicable, or any of its subsidiaries, if applicable, in the capacity of an employee, officer, director, advisor or consultant.

(b)           Grant of Options to Reporting Persons.  From and after the registration of the Common Stock of the Corporation under the Exchange Act, the selection of a director or an officer who is a Reporting Person (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an option or Restricted Shares, the timing of the option or Restricted Share grant, the exercise price of the option and the number of Restricted Shares or shares subject to the option shall be determined either (i) by the Board of Directors, or (ii) by a committee consisting of two or more "Non-Employee Directors" having full authority to act in the matter.  For the purposes of the Plan, a director shall be deemed to be a "Non-Employee Director" only if such person qualifies as a "Non-Employee Director" within the meaning of Rule 16b-3, as such term is interpreted from time to time.

4.           Stock Subject to Plan.

    The stock subject to options granted under the Plan or grants of Restricted Shares shall be shares of authorized but unissued or reacquired Common Stock.  Subject to adjustment as provided in Section 16 below, the maximum number of shares of Common Stock of the Corporation (“Shares”) which may be issued and sold under the Plan is 1,500,000 Shares, plus an annual increase on the first day of each of the Company’s fiscal years beginning in fiscal 2011 equal to the lesser of (a) 2% of the Shares outstanding on the last day of the immediately preceding fiscal year, (b) 500,000 Shares, or (c) such lesser number of Shares as the Board shall determine; provided, however, in no event shall the maximum number of Shares that may be issued under this Plan pursuant to Stock Awards shall not exceed 15% of the aggregate Shares outstanding on the last day of the immediately preceding fiscal year.

    If any Restricted Shares shall be reacquired by the Corporation, forfeited or an option granted under the Plan shall expire, terminate or is canceled for any reason without having been exercised in full, the forfeited Restricted Shares or unpurchased Shares subject to such option shall again be available for subsequent option or Restricted Share grants under the Plan.

    The maximum number of Shares with respect to which options may be granted to any one person during any fiscal year of the Corporation may not exceed 750,000 Shares.

    These limits shall be applied and construed consistently with Section 162(m) of the Code.

5.           Forms of Option and Restricted Share Agreements.

    As a condition to the grant of Restricted Shares or an option under the Plan, each recipient of Restricted Shares or an option shall execute an option or Restricted Share agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors.  Such option or Restricted Share agreements may differ among recipients.

6.           Purchase Price.

(a)           General.  The purchase price per Share deliverable upon the exercise of an option shall be determined by the Board of Directors at the time of grant of such option; provided, however, that the exercise price of an option shall not be less than 85% of the Fair Market Value (as hereinafter defined) of a Share, at the time of grant of such option.  "Fair Market Value" of a Share as of a specified date for the purposes of the Plan shall mean the closing price of a Share on the principal securities exchange on which such Shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such Shares are traded if no shares were traded on such immediately preceding day, or if the Shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the Shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded.  In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.  The Board of Directors may also permit optionees, either on a selective or aggregate basis, to simultaneously exercise options and sell the Shares thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Board of Directors, and to use the proceeds from such sale as payment of the purchase price of such shares.

(b)           Payment of Purchase Price.  Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Corporation in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Corporation of Shares having a Fair Market Value on the date of exercise equal in amount to the exercise price of the options being exercised, (ii) through any cashless exercise feature that may be included in the option agreement covering a particular option grant, (iii) by any other means  which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iv) by any combination of such methods of payment.

7.           Option Period.

Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board of Directors and set forth in the applicable option agreement, provided, that such date shall not be later than (10) ten years after the date on which the option is granted.

8.           Exercise of Options.

Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan.  No option granted to a Reporting Person for purposes of the Exchange Act, however, shall be exercisable during the first six months after the date of grant.  Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the Board of Directors may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option, unless it would cause an option that otherwise qualified as an Incentive Stock Option to lose Incentive Stock Option treatment by application of Section 422(d)(1) of the Code and Section 11(c) of the Plan.

9.           Non-transferability of Options.

No option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder.  An option may be exercised during the lifetime of the optionee only by the optionee.  In the event an optionee dies during his employment by the Corporation or any of its subsidiaries, or during the three-month period following the date of termination of such employment, his option shall thereafter be exercisable, during the period specified to the full extent to which such option was exercisable by the optionee at the time of his death during the periods set forth in Section 10 or 11(d).  If any optionee should attempt to dispose of or encumber his or her options, other than in accordance with the applicable terms of this Plan or the applicable option agreement, his or her interest in such options shall terminate.

10.           Effect of Termination of Employment or Other Relationship.

Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan and the applicable option agreement, an optionee may exercise an option (but only to the extent such option was exercisable at the time of termination of the optionee’s employment or other relationship with the Corporation) at any time within three (3) months following the termination of the optionee's employment or other relationship with the Corporation or within one (1) year if such termination was due to the death or disability of the optionee, but, except in the case of the optionee's death, in no event later than the expiration date of the Option.  If the termination of the optionee's employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination.  The Board of Directors shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs.  Any such determinations shall be final and conclusive and binding upon the optionee.

11.           Incentive Stock Options.

Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

(a)            Express Designation.  All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

(b)           10% Stockholder.  If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

(i)     The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and
(ii)    the option exercise period shall not exceed five years from the date of grant.

(c)           Dollar Limitation.  For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Corporation) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000 (or such other limitations as the Code may provide).

(d)           Termination of Employment, Death or Disability.  No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Corporation, except that, unless otherwise specified in the applicable option agreement:

(i)
an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Corporation (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

(ii)
if the optionee dies while in the employ of the Corporation, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

(iii)
if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Corporation, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

    For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-1(h) of the Income Tax Regulations (or any successor regulations).  Notwithstanding the foregoing provisions no Incentive Stock Option may be exercised after its expiration date.

12.           Restricted Shares.

(a)  Awards.  The Board of Directors may from time to time in its discretion award Restricted Shares to persons having a Business Relationship with the Corporation and may determine the number of Restricted Shares awarded and the terms and conditions of, and the amount of payment, if any, to be made by such persons.  Each award of Restricted Shares will be evidenced by a written agreement executed on behalf of the Corporation and containing terms and conditions not inconsistent with the Plan as the Board of Directors shall determine to be appropriate in its sole discretion.

(b)           Restricted Period; Lapse of Restrictions.  At the time an award of Restricted Shares is made, the Board of Directors shall establish a period of time (the “Restricted Period”) applicable to such award which shall not be more than ten years.  Each award of Restricted Shares may have a different Restricted Period.  In lieu of establishing a Restricted Period, the Board of Directors may establish restrictions based only on the achievement of specified performance measures or a time release schedule.  At the time an award is made, the Board of Directors may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Shares.  Such conditions may include, without limitation, the death or disability of the participant to whom Restricted Shares are awarded, retirement of the participant pursuant to normal or early retirement under any retirement plan of the Corporation or termination by the Corporation of the participant’s employment other than for cause, or the occurrence of a change in control of the Corporation.  Such conditions may also include performance measures, which, in the case of any such award of Restricted Shares to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code, shall be based on one or more of the following criteria:  earnings per share, market value per share, return on invested capital, return on operating assets and return on equity.  The Board of Directors may also, in its discretion, shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Shares at any time after the date the award is made.

(c)           Rights of Holder; Limitations Thereon.  Upon an award of Restricted Shares, a stock certificate representing the number of Restricted Shares awarded to the participant shall be registered in the participant’s name and, at the discretion of the Board of Directors, will be either delivered to the participant with an appropriate legend or held in custody by the Corporation or a bank for the participant’s account.  The participant shall generally have the rights and privileges of a stockholder as to such Restricted Shares, including the right to vote such Restricted Shares, except that the following restrictions shall apply: (i) with respect to each Restricted Share, the participant shall not be entitled to delivery of an unlegended certificate until the expiration nor termination of the Restricted Period, and the satisfaction of any other conditions prescribed by the Board of Directors, relating to such Restricted Share; (ii) with respect to each Restricted Share, such share may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of until the expiration of the Restricted Period, and the satisfaction of any other conditions prescribed by the Board of Directors, relating to such Restricted Share (except, subject to the provisions of the participant’s stock restriction agreement, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA or the rules promulgated thereunder) and (iii) all of the Restricted Shares as to which restrictions have not at the time lapsed shall be forfeited and all rights of the participant to such Restricted Shares shall terminate without further obligation on the part of the Corporation unless the participant has remained in a Business Relationship with the Corporation or any of its subsidiaries until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board of Directors applicable to such Restricted Shares.  Upon the forfeiture of any Restricted Shares, such forfeited shares shall be transferred to the Corporation without further action by the participant.  At the discretion of the Board of Directors, cash and stock dividends with respect to the Restricted Shares may be either currently paid or withheld by the Corporation for the participant’s account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Board of Directors.  The participant shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to Section 16 hereof.

(d)           Delivery of Unrestricted Shares.  Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board of Directors, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law including without limitation securities laws, to the participant or the participant’s beneficiary or estate, as the case may be.  The Corporation shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the participant or the participant’s beneficiary or estate, as the case may be.

13.           Additional Provisions.

(a)           Additional Provisions.  The Board of Directors may, in its sole discretion, include additional provisions in option or Restricted Stock agreements covering options or Restricted Stock granted under the Plan, including without limitation, restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided, that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code or result in the imposition of an additional tax under Section 409A of the Code.

(b)           Acceleration, Extension, Etc.  The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised if it would not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code or result in the imposition of an additional tax under Section 409A of the Code.

14.           General Restrictions.

(a)           Investment Representations.  The Corporation may require any person to whom Restricted Shares or an option is granted, as a condition of receiving such Restricted Shares or exercising such option, to give written assurances in substance and form satisfactory to the Corporation to the effect that such person is acquiring the Restricted Shares or Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Corporation deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Corporation in connection with any public offering of its Common Stock.

(b)           Compliance with Securities Law.  Each option and grant of Restricted Shares shall be subject to the requirement that if, at any time, counsel to the Corporation shall determine that the listing, registration or qualification of the Restricted Shares or shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such Restricted Shares shall not be granted and such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors.  Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

15.           Rights as a Stockholder.

The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares.  No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

16.   Adjustment Provisions for Recapitalization, Reorganizations and Related Transactions.

(a)           Recapitalization and Related Transactions.  If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Corporation, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of Restricted Shares granted and shares or other securities subject to any then outstanding options under the Plan, and (z) the exercise price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable.  Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 16 if such adjustment (i) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

(b)           Reorganization, Merger and Related Transactions.  If the Corporation shall be the surviving corporation in any reorganization, merger or consolidation of the Corporation with one or more other corporations, any then outstanding Restricted Shares or option granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such Restricted Shares or options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such options may be exercised so that the aggregate purchase price as to which such options may be exercised shall be the same as the aggregate purchase price as to which such options may be exercised for the shares remaining subject to the options immediately prior to such reorganization, merger, or consolidation.

(c)   Board Authority to Make Adjustments.  Any adjustments made under this Section 16 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.  No fractional shares will be issued under the Plan on account of any such adjustments.

17.   Merger, Consolidation, Asset Sale, Liquidation, Etc.

(a)           General.  In the event of a consolidation or merger in which the Corporation is not the surviving corporation, or sale of all or substantially all of the assets of the Corporation in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Corporation (collectively, a "Corporate Transaction"), the Board of Directors of the Corporation, or the board of directors of any corporation assuming the obligations of the Corporation, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such Restricted Shares or options shall be assumed, or equivalent Restricted Shares or options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice, provide that all unexercised options and Restricted Shares will terminate immediately prior to the consummation of such transaction unless such options are exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a Corporate Transaction under the terms of which holders of the Common Stock of the Corporation will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the "Transaction Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Transaction Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Transaction Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all restrictions on Restricted Shares shall lapse in full or in part and all or any outstanding options shall become exercisable in full or in part immediately prior to such event.

(b)           Substitute Restricted Shares or Options.  The Corporation may grant Restricted Shares or options under the Plan in substitution for Restricted Shares or options held by persons in a Business Relationship with another corporation who enter into a Business Relationship with the Corporation, or a subsidiary of the Corporation, as the result of a merger or consolidation of the employing corporation with the Corporation or a subsidiary of the Corporation, or as a result of the acquisition by the Corporation, or one of its subsidiaries, of property or stock of the other corporation.  The Corporation may direct that substitute Restricted Shares or options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

18.           No Special Employment Rights.

Nothing contained in the Plan or in any Restricted Share or option agreement shall confer upon any holder of Restricted Shares or optionee any right with respect to the continuation of his or her employment by, or other Business Relationship with, the Corporation or interfere in any way with the right of the Corporation at any time to terminate such employment or Business Relationship or to increase or decrease the compensation of the optionee.

19.           Other Employee Benefits.

Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the grant of Restricted Shares or lapse of restrictions thereon, the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

20.           Amendment of the Plan.

(a)           The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Corporation is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or the legal requirements relating to the administration of equity compensation plans, if any, under applicable provisions of federal securities laws, applicable state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system or quotation system on which the Common Stock is listed or quoted, and the applicable laws and rules of any foreign country or jurisdiction where awards are, or will be, granted under the Plan.

(b)           The termination or any modification or amendment of the Plan shall not, without the consent of an optionee or holder of Restricted Shares, affect his or her rights under an option or grant of Restricted Shares previously granted to him or her.  With the consent of the optionee or holder of Restricted Shares affected, the Board of Directors may amend outstanding option or Restricted Share agreements in a manner not inconsistent with the Plan.  The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

21.           Withholding.

(a)           The Corporation shall have the right to deduct from payments of any kind otherwise due to the optionee or holder of Restricted Shares any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options or lapse of restrictions on Restricted Shares under the Plan.  Subject to the prior approval of the Corporation, which may be withheld by the Corporation in its sole discretion, the optionee or holder of Restricted Shares may elect to satisfy such obligations, in whole or in part, (i) by causing the Corporation to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or lapse of restrictions on Restricted Shares or (ii) by delivering to the Corporation shares of Common Stock already owned by the optionee or holder of Restricted Shares.  The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined.  An optionee who has made an election pursuant to this Section 21(a) may satisfy his or her withholding obligation only with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(b)           The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Corporation if any or all of such shares are disposed of by the optionee within two years from the date the option was granted or within one year from the date the shares were transferred to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Corporation, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Corporation's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is in the employ of the Corporation at the time of such disposition.

(c)           Notwithstanding the foregoing, in the case of a Reporting Person whose options have been granted in accordance with the provisions of Section 3(b) herein, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

22.           Section 162(m) of the Code.  The Board of Directors, in its sole discretion, may require that one or more agreements contain provisions which provide that, in the event Section 162(m) of the Code, or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by the Corporation for all or part of any payment of an award under the Plan, a grantee’s receipt of the portion that would not be deductible by the Corporation shall be deferred to either the earliest date at which the Board reasonably anticipates that the grantee's remuneration either does not exceed the limit set forth in Section 162(m) of the Code or is not subject to Section 162(m) of Code, or the calendar year in which the grantee separates from service.  This Section 22 shall be applied and construed consistently with Section 409A of the Code and the regulations (and guidance) thereunder.

23.           Effective Date and Duration of the Plan.

(a)           Effective Date.  The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Corporation's stockholders.  If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter.  Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval (as provided in Section 20) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Corporation to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Corporation's stockholders.  If such stockholder approval is not obtained within twelve (12) months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Corporation to grant such option to a particular optionee.  Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

(b)           Termination.  Unless sooner terminated in accordance with Section 17, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of Restricted Shares or options granted under the Plan.  If the date of termination is determined under (i) above, then Restricted Shares or options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Restricted Shares or options.

24.           Governing Law.

The provisions of this Plan shall be governed and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws.

ISSUER DIRECT CORPORATION

Proxy for the Annual Meeting of Stockholders to be held on August 9, 010.

**THIS PROXY IS SOLICITED ON BEHALF OF
OUR BOARD OF DIRECTORS OF ISSUER DIRECT CORPORATION**

**CONTROL ID:
REQUEST ID:**

The undersigned stockholder of ISSUER DIRECT CORPORATION hereby appoints Brian R. Balbirnie and Wesley Pollard, and each of them, proxies with full power of substitution to act for and on behalf of the undersigned and to vote all stock outstanding in the name of the undersigned as of the close of business on July 1, 2010, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders ("Meeting") to be held Monday August 9, 2010, at the Companies corporate office located at 201 Shannon Oaks Circle, Suite Cary NC 27511 commencing at 10:00 a.m. (local time), and at any and all adjournments or postponements thereof, upon all matters properly coming before the Meeting.

You are encouraged to specify your choices by marking the appropriate boxes (see reverse side) but you need not mark any boxes if you wish to vote in accordance with our Board of Directors' recommendations. The proxies named above cannot vote your shares unless you sign and return this card.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/ISDR

→ **Please ensure you fold then detach and retain this portion of this Proxy** ←

ANNUAL MEETING OF THE STOCKHOLDERS OF ISSUER DIRECT CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

CONTROL ID:
REQUEST ID:

	→	FOR ALL	AGAINST ALL	ABSTAIN
Proposal 1 To approve the Issuer Direct Corporation 2010 Equity Incentive Plan; and		☐	☐	☐

	→	FOR	AGAINST		FOR ALL EXCEPT
Proposal 2 To elect three (3) Directors to serve until the next Annual Meeting or until their successors are duly elected and qualified; and		☐	☐		
(1) Brian R. Balbirnie				(1)	☐
(2) Wesley Pollard				(2)	☐
(3) Lori Jones				(3)	☐

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2 AND 3.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

This proxy, when properly executed, will be voted in the manner directed herein. If no designation is made, the proxies named on the reverse side hereof intend to vote the shares to which this proxy relates "For" each of the director nominees identified above under proposal 2 and "For" Item 1 and 3. The proxies will vote in their discretion on any other matters properly coming before the Annual Meeting of Stockholders. The signer hereby revokes all proxies heretofore given by the signer to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2010

____
(Print Name of Stockholder and/or Joint Tenant)

____
(Signature of Stockholder)

____
(Second Signature if held jointly)